Supplement dated March 12, 2012 to prospectus dated May 1, 2011 for the

AnnuiChoice® II flexible premium variable annuity issued by

Integrity Life Insurance Company through its Separate Account I

This is a supplement to the prospectus identified above.  This supplement describes important changes to your variable annuity.  Please retain this supplement for future reference.

Two- and Three-year Guaranteed Rate Options (GROs) no longer available

Effective May 1, 2012, we will no longer offer two- and three-year GROs or any Guarantee Periods of less than five years.  We will offer GROs of five, seven and ten years.

Default Option at Maturity of Two- and Three-Year GROs

If you have a two- or three-year GRO maturing on or after May 1, 2012 and we do not receive your instructions in Good Order at our Processing Office before the end of that maturing GRO, when the GRO ends we will apply the following default options:

•                  For contracts issued on or after July 31, 2006 in Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah, Virginia or Washington, we will transfer the Account Value in your maturing GRO to the Touchstone VST Money Market Fund.

If your Account Value is transferred to the Money Market fund, it will be subject to risk of loss, including loss of principal.  If you choose to allow any Account Value in a maturing GRO to go into the Touchstone VST Money Market Fund, you should read the fund’s prospectus and understand the risks before investing.  The Touchstone VST Money Market Fund charges management fees and other expenses that are deducted from the fund.  Also, the Mortality and Expense Risk charge for your variable annuity will be deducted from the Account Value invested in the Touchstone VST Money Market Fund, as with all of the Variable Account Options.

•                  For contracts issued on or after July 31, 2006 in any state other than those states listed above, and for all contracts issued before July 31, 2006, we will transfer the Account Value in your maturing GRO to the five-year GRO.

Summary of Default Options for AnnuiChoice

Issue Date	State of Issue	Default
On or after July 31, 2006	Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah, Virginia and Washington	Touchstone VST Money Market
On or after July 31, 2006	Any state OTHER THAN Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah, Virginia and Washington	5-year GRO
Before July 31, 2006	Any state	5-year GRO

Allocations of Record

On May 1, 2012, if you have allocations of record used for future contributions, systematic contributions or systematic transfers that include a two- or three-year GRO, you should change your allocation.  If you do not change your allocation, we will automatically change your allocation as described above under “Default Option at Maturity of Two- and Three-Year GROs.”